Note 14 - Retirement and Pension Plans - Summary of Net Periodic Benefit Cost (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Service cost	$ 3	$ 3	$ 3
Interest cost	13	16	17
Expected return on plan assets	(10)	(9)	(9)
Amortization of net pension loss	1	6	6
Net periodic benefit cost	$ 7	$ 16	$ 17